Exhibit 99.2

Harbourmaster Capital (Holdings) Limited

Unaudited Consolidated Financial Statements

As of 30 June 2011 and the Six Months Ended 30 June 2011 and 2010

Harbourmaster Capital (Holdings) Limited

INTERIM CONSOLIDATED BALANCE SHEET

As at 30 June 2011 and December 2010

	Notes	30 June 2011 €	31 December 2010 €

		Unaudited	Audited
FIXED ASSETS
Investments	4	7,349,819	7,349,819
Tangible Fixed Assets	11	223,365	262,066

		7,573,184	7,611,885

CURRENT ASSETS
Trade Debtors	6	3,894,454	3,954,039
Other Debtors	6	66,722	85,871
Cash and Cash Equivalents		48,841,850	20,203,446

		52,803,026	24,243,356

CREDITORS: amounts falling due within one year
Creditors and Accruals	7	(858,207)	(2,743,322)

NET CURRENT ASSETS		51,944,819	21,500,034

TOTAL ASSETS LESS CURRENT LIABILITIES		59,518,003	29,111,919

CREDITORS: amounts falling due after one year
Creditors and Accruals	8	(156,250)	(468,750)

TOTAL NET ASSETS		59,361,753	28,643,169

REPRESENTED BY:
Share Capital	9	223,840	223,840
Share Based Payment Reserve	14	1,466,923	1,466,923
Capital Contribution		76,002	76,002
Profit and Loss Account		57,594,988	26,876,404

TOTAL EQUITY SHAREHOLDERS’ FUNDS		59,361,753	28,643,169

Harbourmaster Capital (Holdings) Limited

INTERIM CONSOLIDATED PROFIT AND LOSS ACCOUNT (UNAUDITED)

For the 6 Months Ended 30 June 2011 and 30 June 2010

	Notes	Six Months Ended 30 June 2011 €	Six Months Ended 30 June 2010 €

Operating Income	3	33,724,240	40,121,334
Operating Costs		(3,100,307)	(3,964,520)

Profit on Ordinary Activities before Interest		30,623,933	36,156,814

Interest Receivable and Similar Income		107,840	17,741
Interest Payable and Similar Charges		(9,794)	(11,816)

Profit on Ordinary Activities before Taxation		30,721,979	36,162,739

Taxation	5	25,487	—

Profit for the Financial Period		30,747,466	36,162,739

All operations are continuing. There were no other recognised gains / losses for the period apart from the results for the year. There is no difference between the profit for the period and its historical cost equivalent. The accompanying notes form an integral part of these interim unaudited consolidated financial statements.

Harbourmaster Capital (Holdings) Limited

INTERIM CONSOLIDATED CASH FLOW STATEMENT (UNAUDITED)

For the 6 Months Ended 30 June 2011 and 30 June 2010

	Notes	Six Months Ended 30 June 2011 €	Six Months Ended 30 June 2010 €

Net Cash Inflow from Operating Activities before Taxation	10	28,514,608	33,608,097

Taxation
Corporation Tax Refund Received		25,487	—

Net Cash Inflow from Operating Activities		28,540,095	33,608,097

Cash Flows from Capital Expenditure and Investing Activities
Purchase of Tangible Fixed Assets		(690)	(7,687)
Purchase of Financial Fixed Assets		—	(4,700,000)

		(690)	(4,707,687)

Equity Dividends Paid		—	(30,000,000)

Cash Flows from Investments and Servicing of Finance
Interest Income		108,793	17,741
Interest Expense		(9,794)	(11,816)

		98,999	5,925

Cash Flows from Financing Activities
Share Buy Back		—	(821,109)

		—	(821,109)

Net Increase (Decrease) for Cash for the Period		28,638,404	(1,914,774)

Cash at the Beginning of the Period		20,203,446	22,158,232

Cash at the End of the Period		48,841,850	20,243,458

Harbourmaster Capital (Holdings) Limited

INTERIM CONSOLIDATED RECONCILIATION OF SHAREHOLDERS’ FUNDS (UNAUDITED)

For the 6 Months Ended 30 June 2011 and 2010

	Issued Capital €	Retained Profit €	Share Based Payment Reserve €	Capital Contribution €	Total €
As at 1 January 2010	201,640	25,415,505	1,262,559	76,002	26,955,706
Profit for the Period	—	4,685,166	—	—	4,685,166
Share Based Payment Expense	—	—	204,364	—	204,364
Share Issuance	22,200	—	—	—	22,200

As at 30 June 2010	223,840	30,100,671	1,466,923	76,002	31,867,436

	Issued Capital €	Retained Profit €	Share Based Payment Reserve €	Capital Contribution €	Total €
As at 1 January 2011	223,840	26,876,404	1,466,923	76,002	28,643,169
Profit for the Period	—	30,718,584	—	—	30,718,584

As at 30 June 2011	223,840	57,594,988	1,466,923	76,002	59,361,753

Harbourmaster Capital (Holdings) Limited

NOTES TO THE INTERIM CONSOLIDATED ACCOUNTS

1.	ACCOUNTING POLICIES

Basis of Preparation

The consolidated financial statements have been prepared under the historical cost convention on a going concern basis. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United Kingdom.

The interim consolidated accounts do not include all the information and disclosures required in the annual financial statements, and should be read in conjunction with the Group’s annual accounts as at 31 December 2010.

Functional Currency and Presentational Currency

The functional currency is the euro. The presentation currency is the euro. Monetary assets and liabilities denominated in foreign currencies have been translated at rates of exchange ruling on the balance sheet date. Resultant foreign exchange gains and losses have been accounted for in the Profit and Loss account for the year. Transactions denominated in foreign currencies are translated into euro at the rate of exchange ruling on the date of the transaction.

Interest and expense recognition

Interest income and expense is recognised on an accruals basis.

Tangible Fixed Assets

Tangible Fixed Assets are stated at historical cost less accumulated depreciation. Depreciation is provided on a straight line basis at rates which will write off these assets over their expected useful lives, as follows;

Furniture, Fixtures and Fittings	8 years
Computer Hardware and Software	3 years
Office Equipment	3 years

Income

Where fees payable to the Group (consisting of Harbourmaster Capital Management Limited, Harbourmaster Capital Limited and Harbourmaster Capital (Holdings) Limited) for a particular period have been deferred by the counterparty under the terms of the contract due to trigger conditions not being met, such fees are not recognised until all relevant conditions are met.

Pension Contribution

The Group makes contributions to pension schemes which have been established for its employees. Contributions are charged to the Profit and Loss account as they become payable. Pension benefits are funded over the employees’ period of service by way of contributions to a defined contribution scheme.

Taxation

Current tax payable is the expected tax payable on the taxable income for the year adjusted for changes to previous years and is calculated based on the applicable tax law in each jurisdiction in which the Group operates. Deferred tax is provided using the balance sheet method on temporary differences arising between the tax bases of assets and liabilities for taxation purposes and their carrying amounts in the financial statements. Current and deferred taxes are determined using tax rates legislation enacted or substantively enacted at the balance sheet date and expected to apply when the tax asset is realised or the related tax liability is realised.

Deferred tax is recognised in respect of all material timing differences that have originated but not reversed at the balance sheet date where transactions or events have occurred at that date that will result in an obligation to pay more or right to pay less tax. Deferred tax is measured on an undiscounted basis using the tax rates that have been enacted or substantively enacted at the balance sheet date as an approximation of the rates expected to apply in the periods in which timing differences reverse.

Harbourmaster Capital (Holdings) Limited

NOTES TO THE INTERIM CONSOLIDATED ACCOUNTS

Deferred tax assets are recognised only to the extent that the directors consider that it is more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Investments

Investments are stated at historical cost less provision for impairment. The discount arising from the purchase of investments is accreted annually through the Profit and Loss account. Any impairment loss is recognised in the Profit and Loss account. The amount of write down is based on the par credit loss of each deal’s portfolio of collateral obligations as at balance sheet date on a mark to market basis.

Share Based Payments

In accordance with the provisions of FRS 20 the effects of Share Based Payment transactions, including transactions in which share options are granted to employees, have been fully reflected in the financial position of Harbourmaster Capital (Holdings) Limited as at 30 June 2011 and 31 December 2010.

2.	PRINCIPAL FINANCIAL RISKS

The main risks to which the Group is exposed are detailed below together with the policies adopted by the board to manage the risk.

Market Risk

Market Risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Group’s income or the value of its holdings of financial instruments.

(i) Interest Rate Risk

The Group’s income is principally in the form of management fees and other fees. Therefore, the directors believe that there is low interest rate risk to the Group.

(ii) Currency Rate Risk

All significant assets, liabilities, incomes and expenses are denominated in euro. Accordingly, the directors believe there is no currency exchange rate risk to the Group.

Credit Risk

Credit Risk is the risk that the value of an instrument will not be realised at the full expected amounts. While the Group actively manages the portfolios of Colateralised Loan Obligations (“CLOs”) and funds, there can be no assurance that the CLOs and / or other instruments in which the Group has invested will not be subject to credit difficulties, leading to the loss of some or all the sums invested in such a security.

3.	OPERATING INCOME

The principal activity of the Group is the provision of administrative and management services in respect of various portfolios of collateral obligations. The Group also earns other ancillary income such as waiver fees and return on investments in the form of cash distributions.

4.	INVESTMENTS

The Group’s investments comprise of those made in special purpose vehicles and investment funds containing portfolios of loan obligations and asset backed securities. The Group does not have any voting rights in these entities. The CLO investments range from a holding of 8% of the subordinated tranche down to 3% of the subordinated tranche issued by each transaction. Investments are carried at cost less provisions for impairment. At 31 December 2010 the directors believed that there was no longer objective evidence of impairment in a number of these investments holdings. This analysis was based on a detailed assessment of the carrying value of the individual holdings based on the present value of

Harbourmaster Capital (Holdings) Limited

NOTES TO THE INTERIM CONSOLIDATED ACCOUNTS

estimated cash flows discounted at the financial asset’s original effective interest rate (in this case a minimum Internal Rate of Return Hurdle). Based on this analysis, the previously recognised impairments were written back through the Profit and Loss account to the extent of their carrying valuation.

	Six Months Ended 30 June 2011	Year Ended 31 December 2010
	€	€
	Unaudited	Audited
Carrying Value at 1 January	7,349,819	3,919,402

Additions	—	5,570,000
Disposals	—	(5,300,000)
Equity Impairment/Writeback	—	3,160,417

Carrying Value at Period End	7,349,819	7,349,819

5.	TAXATION

Analysis of Profit and Loss account charge:

	Six Months	Six Months
	Ended 30	Ended 30
	June 2011	June 2010
	€	€
	Unaudited	Unaudited
Deferred Tax:
Credit for the Period	(25,487)	—

Tax on Profit on Ordinary Activities	(25,487)	—

6.	DEBTORS

	Six Months Ended 30 June 2011 €	Year Ended 31 December 2010 €
	Unaudited	Audited
Trade Debtors
Accrued Management Fee Income	1,975,505	2,039,132
Waiver Fees	1,918,949	1,914,907

	3,894,454	3,954,039

	Six Months Ended 30 June 2011 €	Year Ended 31 December 2010 €
	Unaudited	Audited
Other Debtors
VAT Recoverable	47,608	47,771
Deferred Tax	19,114	19,114
Corporation Tax Receivable	—	18,986

	66,772	85,871

Harbourmaster Capital (Holdings) Limited

NOTES TO THE INTERIM CONSOLIDATED ACCOUNTS

7.	CREDITORS: amounts falling due within one year

	30 June 2011	31 December 2010
	€	€
	Unaudited	Audited
Trade Creditors	679,478	—
Accrued Expenses	175,823	2,115,920
Bank Loans and Overdraft	—	625,000
Interest Payable on Loans and Overdrafts	2,906	2,402

	858,207	2,743,322

8.	CREDITORS: amounts falling due after one year

	30 June 2011 €	31 December 2010 €
	Unaudited	Audited
Bank Loan Payable	156,250	468,750

	156,250	468,750

The loan is repayable is repayable in 16 equal monthly instalments of €156,250 on each payment date commencing on 30 November 2008. Interest is payable on 17 November, February, May and August in each year commencing on 17 November 2008 and ending on 17 August 2012. The interest rate is a percentage per annum which is the aggregate of; a) Margin 0.75% b) Euribor applicable during the period.

9.	SHARE CAPITAL

	30 June 2011	31 December 2010
	€	€
	Unaudited	Audited
Harbourmaster Capital (Holdings) Limited Authorised
11,192 Shares of €20 Each	223,840	223,840

Harbourmaster Capital (Holdings) Limited Issued
6,182 Class ‘A’ Shares of €20 Each Fully Paid	123,640	123,640
3,699 Class ‘B1’ Shares of €20 Each Fully Paid	73,980	73,980
1,201 Class ‘B2’ Shares of €20 Each Fully Paid	24,020	24,020
110 Class ‘C’ Shares of €20 Each Fully Paid	2,200	2,200

	223,840	223,840

The holders of Class A, B1 and B2 shares have full voting rights and the Class C shares have no voting rights attached.

Harbourmaster Capital (Holdings) Limited

NOTES TO THE INTERIM CONSOLIDATED ACCOUNTS

10.	DIVIDENDS

The directors declared dividends during the six months ended 30 June 2011 and 2010 as follows:

	Six Months Ended 30 June 2011	Six Months Ended 30 June 2010
	€	€
	Unaudited	Unaudited
Class ‘A’ Share	—	16,232,862
Class ‘B1’ Share	—	10,250,130
Class ‘B2’ Share	—	3,328,035
Class ‘C’ Share	—	188,973

	—	30,000,000

11.	RECONCILIATION OF OPERATING PROFIT TO OPERATING CASH INFLOW

	Six Months	Six Months
	Ended 30	Ended 30
	June 2011	June 2010
	€	€
	Unaudited	Unaudited
Profit on Operating Activities before Taxation	30,721,979	36,162,739
Decrease in Debtors	(107,351)	(290,864)
Increase in Creditors	(2,197,615)	(2,291,777)
Write Down on Financial Fixed Assets	156,250	—
Depreciation	39,391	33,924
Interest Income	(107,840)	(17,741)
Interest Expense	9,794	11,816

Net Cash Inflow from Operating Activities before Taxation	28,514,608	33,608,097

Harbourmaster Capital (Holdings) Limited

NOTES TO THE INTERIM CONSOLIDATED ACCOUNTS

12.	TANGIBLE FIXED ASSETS

	Furniture and	Computer	Office
	Fittings	Equipment	Equipment	Total
	€	€	€	€
Cost
At 1 January 2011	437,579	387,556	135,986	961,121
Additions	—	690	—	690

At 30 June 2011 (Unaudited)	437,579	388,246	135,986	961,811

Depreciation
At 1 January 2011	215,300	348,269	135,486	699,055
Charge for period	27,202	9,932	2,257	39,391

At 30 June 2011 (Unaudited)	242,502	358,201	137,743	738,446

Net Book Amounts
At 30 June 2011 (Unaudited)	195,077	30,045	(1,757)	223,365

At 31 December 2010 (Audited)	222,279	39,287	500	262,066

13.	CONTROLLING PARTY

There is no one controlling party. Voting shares are held by a number of separate parties with no one shareholder owning the majority of the voting shares.

14.	PRINCIPAL GROUP COMPANIES

Harbourmaster Capital (Holdings) Limited, a company incorporated under the laws of Jersey, Channel Islands, is the ultimate parent of the Group. Harbourmaster Capital (Holdings) Limited owns 100% of Harbourmaster Capital Limited and Harbourmaster Capital Limited owns 100% of Harbourmaster Capital Management Limited. Harbourmaster Capital Management Limited provides collateral advisory services to Harbourmaster Capital Limited.

15.	SHARE BASED PAYMENT RESERVE

The share based payment reserve reflects the charge for performance and non performance options over the shares of the ultimate parent undertaking, as set out in the table below, granted to directors as of 14 December 2007 and the incremental fair value for the 7 July 2009 and 18 January 2010 awards. The fair value of these options was ascertained using the Black-Scholes Merton Option Pricing model. All options are equity settled.

Harbourmaster Capital (Holdings) Limited

NOTES TO THE INTERIM CONSOLIDATED ACCOUNTS

Reference	Grant Date	Vesting Date	Expiry	Number Granted	Weighted Average Exercise Price (€)
C Share Non-Performance Options	14-Dec-07	10-Apr-10	14-Dec-14	150	20
C Share Performance Options	14-Dec-07	14-Dec-07	14-Dec-14	Up to 300	20
A Share Options	7-Jul-09	7-Jul-09	7-Jul-16	1,110	20
A Share Options	18-Jan-10	18-Jan-10	18-Jan-17	191	20

	Six Months Ended 30 June 2011 €	Year Ended 31 December 2010 €
	Unaudited	Audited

Expense arising from equity settled share based payment transactions	—	204,364

The above expense included €166,216 in 2010 which is the incremental fair value of the modified option grant on the A share option awards in 2009 and 2010 over the original C share awards. The modifications of the original options consist of a) removal of performance conditions, b) award is over A shares rather than C shares and c) modified options vest immediately.

The following table lists the inputs to the model used to fair value the incremental modified A-share equity settled options over the original performance and non-performance options:

Reference	Performance Options	Non-Performance Options	July 2009 A Shares	January 2010 A Shares
Share Price( €)	848	848	883	888
Exercise Price (€)	20	20	20	20

Expected Life of Options (years)	5.44	5.44	7	7
Expected Volatility (%)	50	50	50	45
Risk Free Rate (%)	3.20	3.20	3.20	3.20
Dividend Yield (%)	—	40	—	—

As Harbourmaster is a private company an estimate of its historic market volatility is not observable. The directors have made a reasonable estimate of volatility for the industry in 2009 at 50% and 2010 at 45%.

The following table reflects the movement in share options outstanding during the period:

	Six Months Ended 30 June 2011	Year Ended 31 December 2010
	Unaudited	Audited
Outstanding at the Beginning of the Period	—	1,110
Granted During the Period	—	191
Exercised During the Period	—	(1,301)

Outstanding at the End of the Period	—	—

Harbourmaster Capital (Holdings) Limited

NOTES TO THE INTERIM CONSOLIDATED ACCOUNTS

As the Group is private there is no observable share price at the dates on which the share options were exercised in 2010. The directors believe the fair value of the Group’s shares would be in the region of €888 a share on these dates (January 2010 and March 2010).

16. EMPLOYEES AND RENUMERATION

The average number of persons employed by the Group during the year was 28. All were engaged in the provision of advisory services.

The related remuneration incurred by the Group was:

	Jun 2011 €	Dec 2010 €
	Unaudited	Audited
Wages and Salaries	1,346,842	5,181,166
Social Welfare Costs	139,999	739,586
Pension Costs	232,203	431,907

	1,719,044	6,352,659

17.	LEASE OBLIGATIONS

During 2007, the Group entered into lease agreement in respect of office buildings. An amount of €381,572 is payable within one year of the balance sheet date in respect of the obligations under the lease which expires more than five years from the balance sheet date. This is the only lease to which the company is a party to. The legal maturity of the lease is April 2032.

18.	PENSION

The Group operates defined contribution pension schemes. The assets of the scheme are held separately from those of the Group in independently administered funds. The pension cost charge represents contributions payable by the Group to the schemes and amounted to €232,203.

19.	POST BALANCE SHEET EVENTS

On 6 October 2011, GSO Capital Partners, the global credit platform of The Blackstone Group L.P., agreed to purchase the entire share capital of Harbourmaster Capital (Holdings) Limited. On 5 January 2012, the transaction was completed. As part of the transaction Stewart Wilkinson and Fabio Salvallaggio, two of the principals and shareholders of the business, departed. All share classes in holding company, Harbourmaster Capital (Holdings) Limited, were converted into common shares with Graphite Holdings LLC, a subsidiary of GSO Capital Partners, the sole shareholder.

20.	SUMMARY OF THE SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United Kingdom (UK GAAP). Such principles differ in certain respects from generally accepted accounting principles in the United States (US GAAP). A summary of principal differences applicable to the Group is set out below:

Investments

Under UK GAAP, investments are stated at historical cost less provision for impairment. Any impairment loss is recognised in the profit and loss account. A subsequent reversal of impairment is recorded in the profit and loss account.

Harbourmaster Capital (Holdings) Limited

NOTES TO THE INTERIM CONSOLIDATED ACCOUNTS

(a) Variable Interest Entities

Under US GAAP certain of these investments would be consolidated by the Group, under Financial Accounting Standard (FAS) No. 167, “Amendments to FASB Interpretation No. 46(R)” (Accounting Standards Codification (ASC) 810-10-05), when the Group is deemed to be the primary beneficiary of the entities on the basis that the Group holds a controlling financial interest in those entities through holding an equity interest and/or a variable contractual interest to earn asset management fees. Consolidation of such investments will affect a number of line items within the financial statements, including investments, cash, debtors, other assets, loans payable, accounts payable, interest income, interest expense, realised and unrealised gains and losses on investments, operating expenses, taxation and reserves. Additionally, ASC 810-10-05 requires certain additional disclosures about the involvement with variable interest entities and any significant changes in risk exposure due to that involvement.

(b) Other Investments

Under US GAAP, an impairment related to investments that are not consolidated would not be reversed.